EXHIBIT 99.1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
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including without limitation any express or implied representations or
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transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a
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We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


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

                                                                                                Master &
                                         % of     Gross      Gross       Gross        Gross     Sub Serv
              Count        Balance    Balance      Rate     Margin     Lifecap    Lifefloor         Fees
---------------------------------------------------------------------------------------------------------
         NA       1         38,459       0.00    11.030      6.950      17.030       11.030       0.520
        500      17      2,499,481       0.17     8.289      5.971      15.014        8.289       0.520
501  -  510     271     37,395,711       2.60     8.316      5.961      14.867        8.274       0.520
511  -  520     315     43,673,275       3.03     8.234      5.960      14.781        8.181       0.520
521  -  530     399     58,426,647       4.06     7.891      5.823      14.566        7.866       0.520
531  -  540     443     66,113,235       4.59     7.740      5.832      14.255        7.672       0.520
541  -  550     404     61,526,341       4.27     7.756      5.842      14.268        7.665       0.520
551  -  560     493     73,882,285       5.13     7.523      5.756      14.035        7.450       0.520
561  -  570     483     76,415,081       5.30     7.300      5.701      13.816        7.283       0.520
571  -  580     418     64,371,304       4.47     7.441      5.730      14.008        7.414       0.520
581  -  590     520     81,252,799       5.64     7.059      5.604      13.599        7.037       0.520
591  -  600     503     79,819,623       5.54     7.111      5.647      13.528        7.000       0.520
601  -  610     485     80,173,176       5.56     6.860      5.557      13.279        6.749       0.520
611  -  620     479     80,693,227       5.60     6.785      5.519      13.184        6.653       0.520
621  -  630     567     92,805,953       6.44     6.727      5.576      13.136        6.628       0.520
631  -  640     510     85,967,832       5.97     6.748      5.602      13.079        6.620       0.520
641  -  650     508     91,940,510       6.38     6.660      5.567      13.128        6.547       0.520
651  -  660     412     68,111,427       4.73     6.693      5.621      13.172        6.587       0.520
661  -  670     373     64,680,757       4.49     6.649      5.588      13.163        6.587       0.520
671  -  680     267     45,211,198       3.14     6.677      5.637      13.270        6.672       0.520
681  -  690     226     42,158,773       2.93     6.462      5.473      12.843        6.384       0.520
691  -  700     178     31,698,677       2.20     6.529      5.574      13.113        6.506       0.520
701  -  710     144     27,466,936       1.91     6.422      5.395      13.016        6.378       0.520
711  -  720      99     18,386,696       1.28     6.416      5.357      12.921        6.295       0.520
721  -  730      76     14,084,125       0.98     6.431      5.492      12.955        6.384       0.520
731  -  740      73     13,465,201       0.93     6.570      5.606      13.398        6.636       0.520
741  -  750      58      9,907,779       0.69     6.427      5.479      12.921        6.420       0.520
751  -  760      47      8,912,030       0.62     6.138      5.322      12.277        5.835       0.520
761  -  770      43      9,348,048       0.65     6.382      5.356      13.201        6.332       0.520
771  -  780      20      4,098,510       0.28     6.078      5.003      12.987        6.039       0.520
781  -  790      24      4,221,840       0.29     6.294      5.212      13.130        6.206       0.520
791  -  800       6      1,611,968       0.11     6.000      5.250      13.245        6.245       0.520
801  -  810       3        278,939       0.02     6.326      6.100      11.530        5.530       0.520
811  -  820       1         77,787       0.01     6.500      5.300      13.500        6.500       0.520


              Sched                                        Month
                Rem     Rem   Orig  Initial   Periodic   to Next    Provided    Known
               Term   Amort   Term      Cap        Cap       Adj         LTV    FICOs   Avg Balance    LTV>80w/MI
-----------------------------------------------------------------------------------------------------------------
         NA     357     357    360    3.000      1.000        21       70.00        0        38,459         0.00
        500     357     357    360    1.913      1.362        21       72.76      500       147,028         0.00
501  -  510     354     354    357    2.114      1.301        22       73.76      506       137,992         0.00
511  -  520     355     355    358    2.088      1.304        22       74.34      515       138,645         0.00
521  -  530     354     354    357    1.960      1.359        22       75.38      526       146,433         0.00
531  -  540     352     352    356    2.128      1.299        22       76.75      536       149,240         0.00
541  -  550     350     350    353    2.103      1.309        22       76.88      546       152,293         0.00
551  -  560     354     354    357    2.114      1.296        22       79.72      555       149,863         0.00
561  -  570     350     350    354    2.195      1.277        22       79.51      566       158,209         0.00
571  -  580     352     352    355    2.115      1.303        22       80.60      576       153,998         0.00
581  -  590     350     350    353    2.169      1.294        23       80.55      585       156,255         0.00
591  -  600     349     349    352    2.210      1.276        23       80.33      596       158,687         0.00
601  -  610     353     353    356    2.215      1.283        23       81.98      606       165,306         0.00
611  -  620     350     350    353    2.213      1.279        23       82.09      616       168,462         0.00
621  -  630     349     349    352    2.240      1.270        23       81.27      626       163,679         0.00
631  -  640     350     350    353    2.317      1.250        24       81.42      635       168,564         0.00
641  -  650     347     347    351    2.140      1.302        24       81.90      645       180,985         0.00
651  -  660     352     351    355    2.124      1.298        23       82.78      655       165,319         0.00
661  -  670     350     350    353    2.148      1.301        25       81.78      666       173,407         0.00
671  -  680     350     350    353    2.107      1.315        25       82.24      675       169,330         0.00
681  -  690     350     350    354    2.346      1.266        23       82.42      685       186,543         0.00
691  -  700     348     348    352    2.083      1.313        23       82.34      695       178,082         0.00
701  -  710     351     351    355    2.186      1.395        22       81.89      705       190,743         0.00
711  -  720     347     347    351    2.190      1.400        25       80.79      715       185,724         0.00
721  -  730     350     349    353    2.276      1.348        24       81.81      726       185,317         0.00
731  -  740     353     353    356    1.863      1.388        25       81.76      735       184,455         0.00
741  -  750     352     352    356    2.186      1.258        24       80.08      745       170,824         0.00
751  -  760     345     344    348    2.670      1.434        21       81.27      755       189,618         0.00
761  -  770     341     341    345    1.850      1.539        24       81.67      764       217,396         0.00
771  -  780     341     341    345    2.183      1.860        17       79.52      775       204,926         0.00
781  -  790     345     345    348    2.037      1.625        22       80.22      787       175,910         0.00
791  -  800     354     354    358    1.500      1.500        20       84.38      796       268,661         0.00
801  -  810     246     246    249    3.000      1.000        21       52.48      809        92,980         0.00
811  -  820     357     357    360    1.500      1.500        21       60.94      814        77,787         0.00